UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2023

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, New York, New York	10119
(Address of Principal Executive Offices)	(Zip Code)
(973) 305-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	VLY	Nasdaq Global Select Market
Non-Cumulative Perpetual Preferred Stock, Series A, no par value	VLYPP	Nasdaq Global Select Market
Non-Cumulative Perpetual Preferred Stock, Series B, no par value	VLYPO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 28, 2023, the Board of Directors (the “Board”) of Valley National Bancorp (the “Company”) appointed Dafna Landau as a director of the Company. Ms. Landau has been the Head of the Construction and Real Estate Subdivision for Bank Leumi Le-Israel B.M. (“Bank Leumi”) in Israel since 2018. She also serves as Bank Leumi’s Chair of the Real Estate Credit Committee for large credit facilities and is a member of its Supreme Credit Committee. Prior to this role, Ms. Landau served as the Chief Risk Officer at the Bank of Jerusalem from 2017 to 2018. She has also served as the Head of Real Estate Investment and Management for Leumi Partners, the investment arm of Bank Leumi, where she established real estate investment activities in Israel, the U.S. and Europe. Ms. Landau earned a B.A. in Economics and Management, as well as her MBA in Finance and Marketing, from Tel Aviv University.

Ms. Landau was appointed to the Board as the designee of Bank Leumi pursuant to the terms of the Investor Rights Agreement, dated as of April 1, 2022, by and between the Company and Bank Leumi (the “Investor Rights Agreement”). Other than the Investor Rights Agreement, there are no arrangements between Ms. Landau and any other person pursuant to which Ms. Landau was selected as a director. Ms. Landau has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Landau will participate in the Company’s non-employee director compensation program as described in the Company’s Proxy Statement filed on April 4, 2022, and in any information that the Company files with the U.S. Securities and Exchange Commission that updates or supersedes that information.

It is anticipated that Ms. Landau will serve on the Nominating, Governance and Corporate Sustainability Committee of the Board.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2023	VALLEY NATIONAL BANCORP

	By:	/s/ Gary Michael
Gary Michael
Executive Vice President, General Counsel & Corporate Secretary

3